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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                               AMENDMENT NO.1 TO

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



                                March 12, 2001
               ------------------------------------------------
               Date of report (Date of earliest event reported)


                                  BUCA, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


           Minnesota                     0-25721                 41-1802364
   ------------------------     ------------------------     ------------------
   (State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)


                 1300 Nicollet Mall, Suite 5003
                     Minneapolis, Minnesota                      55403
      ------------------------------------------------------------------------
            (Address of Principal Executive Offices)          (Zip Code)


                       Telephone Number: (612) 288-2382
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.

     On February 6, 2001, BUCA, Inc. issued a press release that contained the following financial information.

                          BUCA, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                (in thousands, except share and per share data)

                                                      Fourteen         Thirteen      Fifty-Three      Fifty-Two
                                                     Weeks Ended     Weeks Ended     Weeks Ended     Weeks Ended
                                                      December         December       December        December
                                                      31, 2000         26, 1999       31, 2000        26, 1999
                                                    ------------    ------------    ------------    ------------
Restaurant sales                                    $     39,831    $     22,880    $    129,790    $     71,528
Restaurant costs:
    Product                                               10,219           6,256          34,016          19,723
    Labor                                                 12,261           7,392          41,113          23,069
    Direct and occupancy                                   7,705           4,562          25,405          14,551
    Depreciation and amortization                          1,788             995           6,190           3,169
                                                    ------------    ------------    ------------    ------------
       Total restaurant costs                             31,973          19,205         106,724          60,512
                                                    ------------    ------------    ------------    ------------
Income from restaurant operations                          7,858           3,675          23,066          11,016
General and administrative expenses                        2,153           1,520           7,562           5,924
Preopening costs                                             608             864           4,423           3,600
                                                    ------------    ------------    ------------    ------------
Operating income                                           5,097           1,291          11,081           1,492
Interest income                                             (141)            (37)           (605)           (495)
Interest expense                                              82              76             480             499
Subordinated debt conversion costs                            --              --              --             954
                                                    ------------    ------------    ------------    ------------
Income before income taxes and extraordinary item          5,156           1,252          11,206             534
(Provision) benefit for income taxes                      (1,805)          1,806          (3,922)          1,817
                                                    ------------    ------------    ------------    ------------
Income before extraordinary item                           3,351           3,058           7,284           2,351
Extraordinary loss on extinguishments of debt                 --             618              --            (927)
                                                    ------------    ------------    ------------    ------------
Net income                                          $      3,351    $      3,676    $      7,284    $      1,424
                                                    ============    ============    ============    ============
Basic:
Net income per share                                $       0.24    $       0.34    $       0.56    $       0.18
                                                    ============    ============    ============    ============
Weighted average common shares outstanding            14,187,687      10,804,852      13,124,182       8,110,807
                                                    ============    ============    ============    ============
Diluted:
Net income per share                                $       0.23    $       0.33    $       0.54    $       0.16
                                                    ============    ============    ============    ============
Weighted average common shares outstanding            14,672,252      11,262,603      13,575,762       8,654,536
                                                    ============    ============    ============    ============

                                                                   Percentage of Restaurant Sales
                                                    ------------------------------------------------------------
                                                      Fourteen         Thirteen     Fifty-Three      Fifty-Two
                                                     Weeks Ended     Weeks Ended    Weeks Ended     Weeks Ended
                                                      December         December       December        December
                                                      31, 2000         26, 1999       31, 2000        26, 1999
                                                    ------------     -----------    -----------     -----------
Restaurant sales                                           100.0%          100.0%          100.0%          100.0%
Restaurant costs:
    Product                                                 25.7%           27.3%           26.2%           27.6%
    Labor                                                   30.8%           32.3%           31.7%           32.3%
    Direct and occupancy                                    19.3%           19.9%           19.6%           20.3%
    Depreciation and amortization                            4.5%            4.3%            4.8%            4.4%
                                                     -----------     -----------     -----------     -----------
       Total restaurant costs                               80.3%           83.9%           82.2%           84.6%
                                                     -----------     -----------     -----------     -----------

Income from restaurant operations                           19.7%           16.1%          17.8%           15.4%
General and administrative expenses                          5.4%            6.6%           5.8%            8.3%
Preopening costs                                             1.5%            3.8%           3.4%            5.0%
                                                     -------------   -------------  -------------   -------------
Operating income                                            12.8%            5.6%           8.5%            2.1%
Interest income                                             (0.4%)          (0.2%)         (0.5%)          (0.7%)
Interest expense                                             0.2%            0.3%           0.4%            0.7%
                                                     -------------   -------------  -------------   -------------
Income before income taxes and extraordinary                12.9%            5.5%           8.6%            2.1%
                                                     =============   =============  =============   =============

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits
          --------

          * 10.1 Fourth Amendment to Credit Agreement dated as of December 7, 2000 among the Registrant and the Lenders.

          * 10.2 Fifth Amendment to Credit Agreement dated as of February 9, 2001 among the Registrant and the Lenders.

          * Previously filed.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2001

                                  BUCA, INC.
                                  (Registrant)


                                  By   /s/ Greg A. Gadel
                                     -----------------------------
                                     Greg A. Gadel
                                     Executive Vice President, Chief
                                     Financial Officer, Secretary and
                                     Treasurer